EXHIBIT 99.5

SCHEDULE 1

HCC INSURANCE HOLDINGS, INC.

SUMMARY OF INVESTMENTS
OTHER THAN INVESTMENTS IN RELATED PARTIES
(In thousands)

December 31, 2008
Column A	Column B	Column C	Column D
			Amount at Which
			Shown in the
Type of Investment	Cost	Value	Balance Sheet

Available for sale fixed maturities:
Bonds — United States government and government agencies and authorities	$196,856	$206,288	$206,288
Bonds — states, municipalities and political subdivisions	805,065	808,697	808,697
Bonds — special revenue	1,177,256	1,182,838	1,182,838
Bonds — corporate	517,794	511,638	511,638
Asset-backed and mortgage-backed securities	1,048,647	1,040,866	1,040,866
Bonds — foreign	372,921	382,838	382,838

Total available for sale fixed maturities	4,118,539	4,133,165	4,133,165

Held to maturity fixed maturities:
Bonds — United States government and government agencies and authorities	21,319	21,823	21,319
Bonds — foreign	102,234	103,738	102,234

Total held to maturity fixed maturities	123,553	125,561	123,553

Total fixed maturities	4,242,092	$4,258,726	4,256,718

Equity securities:
Common stocks — industrial and miscellaneous	16	16	16

Total equity securities	16	$16	16

Short-term investments	497,477		497,477
Other investments	50,072		50,072

Total investments	$4,789,657		$4,804,283

SCHEDULE 2

HCC INSURANCE HOLDINGS, INC.

CONDENSED FINANCIAL INFORMATION OF REGISTRANT
BALANCE SHEETS
(In thousands)

	December 31,
	2008	2007
	(as adjusted)	(as adjusted)

ASSETS
Cash	$101	$440
Short-term investments	12,164	36,479
Investment in subsidiaries	2,734,112	2,596,741
Intercompany loans to subsidiaries for acquisitions	297,735	217,041
Receivable from subsidiaries	40,520	52,683
Other assets	7,244	42,997

Total assets	$3,091,876	$2,946,381

LIABILITIES AND SHAREHOLDERS’ EQUITY
Payable to subsidiaries	$37,443	$88,255
Notes payable	343,649	319,471
Deferred Federal income tax	17,973	20,847
Accounts payable and accrued liabilities	52,788	74,113

Total liabilities	451,853	502,686
Total shareholders’ equity	2,640,023	2,443,695

Total liabilities and shareholders’ equity	$3,091,876	$2,946,381

See Notes to Condensed Financial Information.

SCHEDULE 2

HCC INSURANCE HOLDINGS, INC.

CONDENSED FINANCIAL INFORMATION OF REGISTRANT
STATEMENTS OF EARNINGS
(In thousands)

	Years Ended December 31,
	2008	2007	2006
	(as adjusted)	(as adjusted)	(as adjusted)

Equity in earnings of subsidiaries	$308,227	$401,973	$351,657
Interest income from subsidiaries	13,328	9,345	8,196
Net investment income	626	1,794	2,698
Other operating income (loss)	10,006	(103)	1,130

Total revenue	332,187	413,009	363,681

Interest expense	19,413	14,916	15,931
Other operating expense	6,358	12,060	16,172

Total expense	25,771	26,976	32,103

Earnings before income tax expense	306,416	386,033	331,578
Income tax expense (benefit)	4,296	(5,520)	(6,333)

Net earnings	$302,120	$391,553	$337,911

See Notes to Condensed Financial Information.

SCHEDULE 2

HCC INSURANCE HOLDINGS, INC.

CONDENSED FINANCIAL INFORMATION OF REGISTRANT
STATEMENTS OF CASH FLOWS
(In thousands)

	Years Ended December 31,
	2008	2007	2006
	(as adjusted)	(as adjusted)	(as adjusted)

Operating Activities:
Net earnings	$302,120	$391,553	$337,911
Adjustments to reconcile net earnings to net cash provided by operating activities:
Undistributed net income of subsidiaries	(168,834)	(371,873)	(272,409)
Change in accrued interest receivable added to intercompany loan balances	(13,328)	(9,345)	(7,788)
Change in accounts payable and accrued liabilities	(28,268)	18,812	5,788
Other, net	21,630	(5,378)	1,978

Cash provided by operating activities	113,320	23,769	65,480

Investing Activities:
Cash contributions to subsidiaries	—	(227)	(64,299)
Payments for purchase of businesses, net of cash received	(15,500)	(12,021)	(23,455)
Change in short-term investments	24,315	(16,587)	18,290
Sales and maturities of fixed income securities	—	—	30,587
Cost of securities acquired	—	(912)	(10,626)
Proceeds from sale of strategic investment	22,382	—	—
Change in receivable/payable from subsidiaries	(3,102)	—	—
Intercompany loans to businesses for acquisitions	(88,409)	(52,257)	(32,708)
Payments on intercompany loans to subsidiaries	24,245	52,570	33,461

Cash used by investing activities	(36,069)	(29,434)	(48,750)

Financing Activities:
Advances on line of credit	181,000	232,000	140,000
Payments on line of credit and notes payable	(161,000)	(204,437)	(140,249)
Sale of common stock, net of costs	18,198	24,533	18,999
Purchase of common stock	(63,335)	—	—
Dividends paid	(52,453)	(46,158)	(38,923)

Cash provided (used) by financing activities	(77,590)	5,938	(20,173)

Net increase (decrease) in cash	(339)	273	(3,443)
Cash at beginning of year	440	167	3,610

Cash at end of year	$101	$440	$167

See Notes to Condensed Financial Information.

HCC INSURANCE HOLDINGS, INC.

CONDENSED FINANCIAL INFORMATION OF REGISTRANT
NOTES TO CONDENSED FINANCIAL INFORMATION

(1)	The accompanying condensed financial information should be read in conjunction with the consolidated financial statements and the related notes thereto of HCC Insurance Holdings, Inc. and Subsidiaries. Investments in subsidiaries are accounted for using the equity method. As discussed in Note 1 to the consolidated financial statements, we adopted FSP APB 14-1 and FSP EITF 03-6-1 on January 1, 2009. All amounts in the accompanying condensed financial information have been adjusted for the retrospective application of these new accounting standards.

(2)	Intercompany loans to subsidiaries are demand notes issued primarily to fund the cash portion of acquisitions. They bear interest at a rate set by management, which approximates the interest rate charged for similar debt. At December 31, 2008, the interest rate on intercompany loans was 6.75%.

(3)	Other operating expense includes $5.8 million in 2007 and $12.0 million in 2006 related to the company’s stock option investigation.

(4)	Dividends received from subsidiaries were $139.4 million, $30.1 million, and $79.2 million in 2008, 2007 and 2006, respectively.

SCHEDULE 3

HCC INSURANCE HOLDINGS, INC.

SUPPLEMENTARY INSURANCE INFORMATION
(In thousands)

Column A	Column B	Column C	Column D	Column F	Column G	Column H	Column I	Column J	Column K
		(1)	(1)		(2)			(3)
	December 31,			Years Ended December 31,
						Benefits,	Amortization
	Deferred	Future Policy				Claims,	of Deferred
	Policy	Benefits, Losses,			Net	Losses and	Policy	Other
	Acquisition	Claims and Loss	Unearned	Premium	Investment	Settlement	Acquisition	Operating	Premium
Segments	Costs	Expenses	Premiums	Revenue	Income	Expenses	Costs	Expenses	Written

2008
Insurance Company	$125,529	$3,479,465	$977,426	$2,007,774	$159,452	$1,211,873	$381,441	$115,737	$2,060,618
Agency					4,529			85,286
Other Operations					55			5,161
Corporate					715			27,325

Total	$125,529	$3,479,465	$977,426	$2,007,774	$164,751	$1,211,873	$381,441	$233,509	$2,060,618

2007
Insurance Company	$123,805	$3,293,279	$943,946	$1,985,086	$192,487	$1,183,947	$366,610	$127,942	$1,985,609
Agency					9,520			73,518
Other Operations					2,497			3,032
Corporate					1,958			37,150

Total	$123,805	$3,293,279	$943,946	$1,985,086	$206,462	$1,183,947	$366,610	$241,642	$1,985,609

2006
Insurance Company	$117,461	$3,167,974	$920,350	$1,709,189	$137,896	$1,011,856	$319,885	$110,438	$1,812,552
Agency					9,484			70,151
Other Operations					2,610			1,839
Corporate					2,814			39,896

Total	$117,461	$3,167,974	$920,350	$1,709,189	$152,804	$1,011,856	$319,885	$222,324	$1,812,552

(1)	Columns C and D are shown ignoring the effects of reinsurance.

(2)	Net investment income was allocated to the subsidiary, and therefore the segment, on which the related investment asset was recorded.

(3)	Other operating expenses is after all corporate expense allocations have been charged or credited to the individual segments.

Note: Column E is omitted because we have no other policy claims and benefits payable.

SCHEDULE 4

HCC INSURANCE HOLDINGS, INC.

REINSURANCE
(In thousands)

Column A	Column B	Column C	Column D	Column E	Column F
			Assumed from		Percent of
		Ceded to Other	Other		Amount
	Direct Amount	Companies	Companies	Net Amount	Assumed to Net

Year ended December 31, 2008
Life insurance in force	$1,348,357	$370,205	$—	$978,152	—%

Earned premium:
Property and liability insurance	$1,344,569	$405,049	$271,433	$1,210,953	22%
Accident and health insurance	746,643	41,778	91,956	796,821	12%

Total	$2,091,212	$446,827	$363,389	$2,007,774	18%

Year ended December 31, 2007
Life insurance in force	$1,267,547	$417,479	$—	$850,068	—%

Earned premium:
Property and liability insurance	$1,329,889	$415,699	$291,592	$1,205,782	24%
Accident and health insurance	671,440	34,495	142,359	779,304	18%

Total	$2,001,329	$450,194	$433,951	$1,985,086	22%

Year ended December 31, 2006
Life insurance in force	$1,371,637	$374,753	$—	$996,884	—%

Earned premium:
Property and liability insurance	$1,246,650	$408,632	$255,303	$1,093,321	23%
Accident and health insurance	543,986	30,614	102,496	615,868	17%

Total	$1,790,636	$439,246	$357,799	$1,709,189	21%

SCHEDULE 5

HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

VALUATION AND QUALIFYING ACCOUNTS
(In thousands)

	2008	2007	2006

Reserve for uncollectible reinsurance:
Balance at beginning of year	$8,530	$14,883	$12,141
Provision charged to expense	—	2,231	5,649
Amounts written off	(103)	(8,584)	(2,907)

Balance at end of year	$8,427	$8,530	$14,883

Allowance for doubtful accounts:
Balance at beginning of year	$6,387	$6,514	$7,394
Provision charged to expense	770	1,124	576
Amounts written off and other	(1,777)	(1,251)	(1,456)

Balance at end of year	$5,380	$6,387	$6,514